UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 10, 2018 (April 3, 2018)

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	001-31568	04-2619298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS	02134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In a Current Report on Form 8-K (the “Original Report”) filed by New England Realty Associates Limited Partnership (“NERA” or the “Partnership”) with the Securities and Exchange Commission on April 3, 2018 the Partnership reported the completion of the following acquisition:

On March 29, 2018, Hamilton Highlands, LLC (the “Purchaser”), a wholly-owned subsidiary of New England Realty Associates Limited Partnership (the “Partnership”), purchased Webster Green Apartments, a 79 unit apartment complex located at 755-757 Highland Avenue, Needham, Massachusetts.  The sale was consummated pursuant to the terms of a Purchase and Sale Contract (the “Purchase Agreement”) by and between Webster Green Apartments, LLC (“Seller”), the prior owner of the Property, and The Hamilton Companies, Inc., an affiliate of the Partnership (“Hamilton”), which agreement was subsequently assigned by Hamilton to the Purchaser.  In connection with the purchase, the Purchaser entered into an Assumption and Modification Agreement dated as of  March 29, 2018 (the “Assumption Agreement”) with Brookline Bank (“Lender”) pursuant to which the Purchaser assumed a note dated as of January 14, 2016 in the principal amount of $21,500,000 (the “Note”) and various agreements relating to the Note including a Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing dated as of January 14, 2016 (the “Mortgage”).  The Purchaser and the Lender entered into an Amended and Restated Note dated as of March 29, 2018 (the “Restated Note”).  The Partnership entered into a Limited Guaranty dated as of March 29, 2018 (the “Guaranty”) to guaranty certain of the obligations of the Purchaser with respect to the Note. The information included in Items 2.01 and 2.03 of this report, which includes a description of the material terms and conditions of the Purchase Agreement, Note, Mortgage and Guaranty is incorporated by reference into this Item 1.01. Such descriptions are qualified by reference to the text of the Purchase Agreement, Note, Pledge Agreement and Guaranty, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively with the Current Report on Form 8-K on June 10, 2018.

On March 29, 2018, the Purchaser closed on the Purchase Agreement with the Seller pursuant to which the Purchaser acquired Webster Green Apartments, a 79 unit apartment complex located at 755-757 Highland Avenue, Needham, Massachusetts (the “Property”), for a purchase price of $34,500,000, consisting of a payment of $13,000,000 in cash and the assumption of the Note and Mortgage. The Purchaser funded $5,000,000 of the cash portion of the purchase price out of cash reserves and the remaining $8,000,000 by drawing on an existing line of credit. The Partnership is the sole member of the Purchaser.

The Partnership filed a Current Report on Form 8-K on April 3, 2018 (the “Form 8-K”) to report, among other things, the completion of the transaction discussed above.  The Partnership hereby amends the Original Report to include in Item 9.01 thereof required financial statements and pro forma financial information.

Table of Contents

Financial Statements and Exhibits

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS OF PROPERTY ACQUIRED — WEBSTER GREEN APARTMENTS, NEEDHAM, MASSACHUSETTS

Report of Independent Auditors

Statement of Revenue and Certain Expenses for the Year ended December 31, 2017 and the unaudited Statement of Revenue and Certain Expenses for the Three Months ended March 31, 2018

Notes to Statement of Revenue and Certain Expenses for the Year ended December 31, 2017 and the unaudited Statement of Revenue and Certain Expenses for the Three Months ended March 31, 2018

(b) UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2018 - not required

Unaudited Pro Forma Consolidated Income Statement for the Three Months Ended March 31, 2018

Unaudited Pro Forma Consolidated Income Statement for the Year Ended December 31, 2017

Notes to Unaudited Pro Forma Consolidated Financial Statements

Report of Independent Auditors

To the Partners

New England Realty Association Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Webster Green Apartments, (the “Property”), for the year ended December 31, 2017, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error.  In making those risk assessments, the  auditor considers  internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses as described in Note 2, for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2, the accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of New England Realty Association Limited Partnership and are not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified in this respect.

/s/ MillerWachman LLP

Boston, Massachusetts

June 10, 2018

Webster Green Apartments

Statement of Revenue and Certain Expenses

	Three Months Ended
	March 31, 2018	Year Ended
	(unaudited)	December 31, 2017
Revenues
Rental income	$457,445	$1,818,034
Laundry and sundry income	1,096	9,438
	458,541	1,827,472
Expenses
Administrative	4,976	33,768
Management fee	14,792	91,782
Operating	78,801	237,070
Renting	26,385	33,269
Repairs and Maintenance	3,662	17,635
Taxes and Insurance	47,667	232,714
Total certain expenses	176,283	646,238
Revenue in excess of certain expenses	$282,258	$1,181,234

See Notes to the Statement of Revenue and Certain Expenses

Webster Green Apartments

Notes to Statement of Revenue and Certain Expenses

Year ended December 31, 2017

And for the Three Months ended March 31, 2018 - (unaudited)

1. Organization

On March 29, 2018, Hamilton Highlands, LLC (the “Purchaser”), a wholly-owned subsidiary of New England Realty Associates Limited Partnership (the “Partnership”), purchased Webster Green Apartments (“the Property”), a 79 unit apartment complex located at 755-757 Highland Avenue, Needham, Massachusetts.  The sale was consummated pursuant to the terms of a Purchase and Sale Contract by and between Webster Green Apartments, LLC, the prior owner of the Property, and The Hamilton Companies, Inc., an affiliate of the Partnership, which agreement was subsequently assigned by Hamilton to the Purchaser. In connection with the purchase, the Purchaser entered into an Assumption and Modification Agreement dated as of March 29, 2018 with Brookline Bank pursuant to which the Purchaser assumed a note dated as of January 14, 2016 in the principal amount of $21,500,000 and various agreements relating to the Note including a Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing dated as of January 14, 2016. The Purchaser and the Lender entered into an Amended and Restated Note dated as of March 29, 2018. The Partnership entered into a Limited Guaranty dated as of March 29, 2018 to guaranty certain of the obligations of the Purchaser with respect to the Note.

On March 29, 2018, the Purchaser closed on the purchase agreement with the seller pursuant to which the Purchaser acquired Webster Green Apartments, a 79 unit apartment complex located at 755-757 Highland Avenue, Needham, Massachusetts, for a purchase price of $34,500,000, consisting of a payment of $13,000,000 in cash and the assumption of the Note and Mortgage.  The Purchaser funded $5,000,000 of the cash portion of the purchase price out of cash reserves and the remaining $8,000,000 by drawing on an existing line of credit.

The Partnership is the sole member of the Purchaser.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statement of revenue and certain expenses of Webster Green Apartments has been prepared in accordance with the rules of Regulation S-X of the Securities and Exchange Commission for inclusion in the Partnership’s Current Report on Form 8-K/A. Accordingly, the statement of revenue and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, and other costs not directly related to future property operations.

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenue and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized monthly over the terms of the lease. Leases are generally for a one-year term. No single tenant accounted for more than 5% of the Property’s revenue in the year ended December 31, 2017, or the three months ended March 31, 2018.

Laundry and other income is recognized when the related services are utilized by the tenants.

Unaudited Interim Information

The statement of revenue and certain expenses for the three months ended March 31, 2018 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period.  All such adjustments are of a normal recurring nature.  The results of operations for the period are not necessarily indicative of the Property’s future results of operations.

3.  Income Taxes

Webster Green Apartments is a 79 unit apartment complex, and is not directly subject to income taxes.

4.  Subsequent Events

Webster Green evaluated subsequent events through June 10, 2018, the date the statement was available to be issued.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated balance sheet as of March 31,2018 is not required to be presented as the acquisition occurred on March 28, 2018, and, accordingly, the Property is included in the consolidated balance sheet of the Partnership’s form 10-Q for March 31, 2018, filed on May 9, 2018. The following unaudited pro forma consolidated income statements for the three months ended March 31, 2018, and for the year ended December 31, 2017, under the property’s previous ownership, are presented as if the acquisition and financings were effective January 1, 2017.

The pro forma information is based on the historical financial statements of NERA and Webster Green Apartments and gives effect to the transactions, assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements. In addition, these unaudited pro forma financial statements do not purport to project the future financial position or operating results of the entities.

The pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisition and financing had occurred as assumed. They should be read in conjunction with the historical financial statements of NERA, included in its Form 10-K for the year ended December 31, 2017, its Form 10-Q for the three months ended March 31, 2018, and the historical operating summary of Webster Green Apartments elsewhere herein.

As previously mentioned, On March 29, 2018, Hamilton Highlands, LLC (the “Purchaser”), a wholly-owned subsidiary of New England Realty Associates Limited Partnership (the “Partnership”), purchased Webster Green Apartments, a 79 unit apartment complex located at 755-757 Highland Avenue, Needham, Massachusetts.  The sale was consummated pursuant to the terms of a Purchase and Sale Contract (the “Purchase Agreement”) by and between Webster Green Apartments, LLC (“Seller”), the prior owner of the Property, and The Hamilton Companies, Inc., an affiliate of the Partnership, which agreement was subsequently assigned by Hamilton to the Purchaser.  In connection with the purchase, the Purchaser entered into an Assumption and Modification Agreement dated as of March 29, 2018 with Brookline Bank pursuant to which the Purchaser assumed a note dated as of January 14, 2016 in the principal amount of $21,500,000 and various agreements relating to the Note including a Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing dated as of January 14, 2016. The Purchaser and the Lender entered into an Amended and Restated Note dated as of March 29,2018 .The Partnership entered into a Limited Guaranty dated as of March 29, 2018 to guaranty certain of the obligations of the Purchaser with respect to the Note.

On March 29, 2018, the Purchaser closed on the Purchase Agreement with the Seller pursuant to which the Purchaser acquired Webster Green Apartments, for a purchase price of $34,500,000, consisting of a payment of $13,000,000 in cash and the assumption of the Note and Mortgage.  The Purchaser funded $5,000,000 of the cash portion of the purchase price out of cash reserves and the remaining $8,000,000 by drawing on an existing line of credit.

The partnership’s management considered many factors in assessing the acquisition of the Webster Green property. These factors included the level of rental income of the property, the availability of rental units and Webster Green’s competitors in the Needham market place and its occupancy level. Management also considered potential changes in expenses due to economies of scale expected to be obtained via Webster Green’s proximity to other properties of the Partnership, expense reductions expected from planned changes, potential increase in real estate taxes, as well as other matters.

The Partnership does not have a material relationship or significant business activities with the seller of the property and the acquisition is not an affiliated transaction.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical information give effect to events that are directly attributable to the acquisition of the property and are factually supportable. The unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Regulation S-X.

The unaudited Pro Forma Consolidated Financial Statements set forth below are not facts and there can be no assurance that the Partnership’s results would not have differed significantly from those set forth below if the acquisition had actually occurred on January 1, 2017. Accordingly, the unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of what our actual financial position and results of operations would have been had the acquisition of the property occurred on the dates indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Partnership makes no representations regarding the information set forth below or its ultimate performance compare to it. The unaudited Pro Forma Consolidated Financial Statements exclude any non-recurring charges or credits directly attributable to the acquisition.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Three Months Ended March 31, 2018

		Pro Forma
		Historic			Consolidated
	Historic NERA(a)	Webster Green(b)	Adjustments		Totals
Revenues
Rental income	13,942,645	$457,445	$—		$14,400,090
Laundry and sundry income	116,355	1,096	—		117,451
	14,059,000	458,541	—		14,517,541
Expenses
Administrative	539,145	4,976	—		544,121
Depreciation and amortization	3,507,091	—	410,045	(d)	3,917,136
Management fee	559,629	14,792	3,550	(c)	577,971
Operating	1,900,766	78,801			1,979,567
Renting	107,899	26,385			134,284
Repairs and maintenance	1,814,283	3,662			1,817,945
Taxes and insurance	1,868,483	47,667	56,250	(e)	1,972,400
	10,297,296	176,283	469,845		10,943,424
Income Before Other Income (Expense)	3,761,704	282,258	(469,845)		3,574,117
Other Income (Expense)
Interest income	164	—	—		164
Interest expense	(2,984,210)	—	(305,194)	(f)	(3,289,404)
Income from investments in unconsolidated joint ventures	1,100,900	—	—		1,100,900
	(1,883,146)	—	(305,194)		(2,188,340)
Net Income	$1,878,558	$282,258	$(775,039)		$1,385,777

Income per Unit
Net Income per Unit	$15.10				$11.14
Weighted Average Number of Units Outstanding	124,386				124,386

A.  ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE THREE MONTHS ENDED MARCH 31, 2018:

(a)	Derived from the Partnership’s unaudited financial statements for the three months ended March 31, 2018,

(b)	Reflects revenues and certain expenses as reported by Webster Green Apartments for the three months ended March 31, 2018.

(c)	Reflects an expected change in the management fee to 4.0%.

(d)

Reflects depreciation expense for the three months ended March 31, 2018 for Webster Green Apartments by using various estimated useful lives for fixed assets categories (27.5 year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period. From the purchase price of $34,500,000, the Partnership allocated approximately $27,058,000 to the building and improvements, approximately $502,000 to in-place leases, approximately $40,000 to tenant relationships and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 24 months respectively. The value of in-place leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2017.

(e)	Reflects adjustment for estimated changes in real estate taxes.

(f)

Represents interest expense on $21,500,000 debt incurred to purchase the property at an interest rate of 3.61%, (the current rate of interest on the Partnership’s with Brookline Bank) for the three months ended March 31, 2018, plus interest expense associated with the $8,000,000 increase in the line of credit at 5.44% per annum. Future changes in the interest rate and /or the amount of debt incurred will result in a change in the interest expense.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Twelve Months Ended December 31, 2017

		Pro Forma
		Historic			Consolidated
	Historic NERA(a)	Webster Green(b)	Adjustments		Totals
Revenues
Rental income	$52,370,221	$1,818,034	$—		$54,188,255
Laundry and sundry income	457,167	9,438	—		466,605
	52,827,388	1,827,472	—		54,654,860
Expenses
Administrative	2,008,107	33,768			2,041,875
Depreciation and amortization	13,462,395		2,142,616	(d)	15,605,011
Management fee	2,159,458	91,782	(18,683)	(c)	2,232,557
Operating	5,227,502	237,070			5,464,572
Renting	632,232	33,269			665,501
Repairs and maintenance	8,378,639	17,635			8,396,274
Taxes and insurance	6,814,089	232,714	(7,714)	(e)	7,039,089
	38,682,422	646,238	2,116,219		41,444,879
Income Before Other Income (Expense)	14,144,966	1,181,234	(2,116,219)		13,209,981
Other Income (Expense)
Interest income	1,284	—	—		1,284
Interest expense	(11,114,146)	—	(1,220,776)	(f)	(12,334,922)
Income from investments in unconsolidated joint ventures	3,905,827	—	—		3,905,827
Gain on sale of real estate		—	—		0
	(7,207,035)	—	(1,220,776)		(8,427,811)
Net Income	$6,937,931	$1,181,234	$(3,336,995)		$4,782,170

Income per Unit
Net Income per Unit	$55.77				$38.44
Weighted Average Number of Units Outstanding	124,392				124,392

B.  ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2017:

(a)	Derived from the Partnership’s audited financial statements for the year ended December 31, 2017.

(b)	Reflects revenues and certain expenses as reported by Webster Green Apartments for the year ended December 31, 2017.

(c)	Reflects an expected change in the management fee to 4.0%.

(d)

Reflects depreciation expense for the twelve months ended December 31, 2017 for Webster Green Apartments by using various estimated useful lives for fixed assets categories (27.5 year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period. From the purchase price of $34,500,000, the Partnership allocated approximately $27,058,000 to the building and improvements, approximately $502,000 to in-place leases, approximately $40,000 to tenant relationships and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 24 months respectively. The in-place leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2017.

(e)	Reflects adjustment for estimated changes in real estate taxes.

(f)

Represents interest expense on $21,500,000 debt incurred to purchase the property at an interest rate of 3.61%, (the current rate of interest on the Partnership’s with Brookline Bank)for the three months ended March 31, 2018, plus interest expense associated with the $8,000,000 increase in the line of credit at 5.44% per annum. Future changes in the interest rate and /or the amount of debt incurred will result in a change in the interest expense.

C.	NERA PRO FORMA TAXABLE INCOME

The pro forma acquisition of Webster Green Apartments would result in approximately $952,000 reduction in the pro forma taxable income of NERA for the most recent available year ended December 31, 2017, or $7.66 per unit or $0.26 per receipt.

D.	NERA PRO FORMA CASH AVAILABLE BY OPERATIONS

The pro forma acquisition of Webster Green Apartments would result in an increase in pro forma cash available by operations of approximately $634,000 or $5.10 per unit or $0.17 per receipt for the most recent available twelve month period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
(Registrant)

By:	NEWREAL, INC., ITS GENERAL PARTNER
(Functional Equivalent of Chief Executive Officer and Principal Financial Officer)

By:	/s/ RONALD BROWN
Ronald Brown, President

Date June 11, 2018